Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Each of the undersigned, William M. Goodyear, Chairman and Chief Executive Officer of Navigant Consulting, Inc. (the “Company”), and Thomas A. Nardi, Executive Vice President and Chief Financial Officer of the Company, in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011 (the “Report”), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM M. GOODYEAR
William M. Goodyear
Chairman and Chief Executive Officer
April 28, 2011

/s/ THOMAS A. NARDI
Thomas A. Nardi
Executive Vice President and Chief Financial Officer
April 28, 2011